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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                December 20, 2000
                Date of Report (Date of earliest event reported)


                           DURA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     000-19809                95-3645543
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                7475 Lusk Boulevard, San Diego, California 92121
                    (Address of principal executive offices)

                                 (858) 457-2553
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. OTHER MATTERS

     The Registrant completed a tender offer (the "Offer") and consent solicitation with respect to its 3 1/2% Convertible Subordinated Notes due 2002 (the "Notes"). As of 5:00 p.m., New York City time, on December 20, 2000, the expiration date of the Offer, approximately $223,274,000 in aggregate principal amount of the Notes had been tendered and consents relating to $217,653,000 in aggregate principal amount of the Notes were delivered. The Registrant has accepted for payment all Notes validly tendered and not properly withdrawn pursuant to the Offer. A supplemental indenture to the Indenture governing the Notes is attached hereto as Exhibit 4.4.

Item 7. Exhibits.

     (c) Exhibits:

         Exhibit No.           Description

          4.1 Indenture, including form of Note, dated July 30, 1997, between the Registrant and Chase Manhattan Bank and Trust Company, National Association (formerly known as Chase Trust Company of California), as trustee, with respect to the Notes (the "Indenture") (incorporated by reference to Exhibit 4.1 to the Registrant's Form 10-Q for the quarter ended September 30, 1997).

          4.2  Form of Note (included in Exhibit 4.1).

          4.3 Supplemental Indenture No. 1 to the Indenture, dated November 9, 2000 (incorporated by reference to the Registrant's form 8-A12G/A, filed with the Securities and Exchange Commission on November 9, 2000).

          4.4* Supplemental Indenture No. 2 to the Indenture, dated December 20,
               2000.

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*  Filed herewith.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 21, 2000

                              DURA PHARMACEUTICALS, INC.


                              By:    /s/ Mitchell R. Woodbury
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                                     Mitchell R. Woodbury
                                     Senior Vice President and General Counsel






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                                  EXHIBIT INDEX


           Exhibit No.          Description

               4.1 Indenture, including form of Note, dated July 30, 1997, between the Registrant and Chase Manhattan Bank and Trust Company, National Association (formerly known as Chase Trust Company of California), as trustee, with respect to the Notes (the "Indenture") (incorporated by reference to
                    Exhibit 4.1 to the Registrant's Form 10-Q for the quarter ended September 30, 1997).

               4.2  Form of Note (included in Exhibit 4.1).

               4.3 Supplemental Indenture No. 1 to the Indenture, dated November 9, 2000 (incorporated by reference to the Registrant's form 8-A12G/A, filed with the Securities and Exchange Commission on November 9, 2000).

               4.4* Supplemental Indenture No. 2 to the Indenture, dated
                    December 20, 2000.



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*  Filed herewith.